Related party receivables	6 Months Ended
Jun. 30, 2025
Disclosure of transactions between related parties [abstract]
Related party receivables

11. Related party receivables

As of June 30, 2025, and December 31, 2024, the Company had amounts due from Ilustrato Pictures International, Inc. (“ILUS”), a former majority shareholder of QIND, of $1,993,525 and $1,979,772, respectively. Of the June 30, 2025 balance, $493,525 relates to an intercompany loan agreement executed on June 15, 2022, which provides for unsecured cash advances of up to $100,000, with a maximum borrowing capacity of $1,000,000. The loan bears simple interest at 1% per annum, matures upon termination of the agreement, and is automatically renewable on a one-year basis unless terminated. The remaining $1,500,000 represents a receivable under an asset purchase agreement dated June 21, 2024, pursuant to which ILUS agreed to reimburse the Company for its $1,500,000 investment in Quality International that was subsequently cancelled and not returned.

As of June 30, 2025, Al Shola Al Modea Gas LLC, the Company’s majority-owned subsidiary, had an outstanding balance of $136,316 with its sister company, Al Shola Al Modea Safety and Security LLC. While both entities operate independently, certain customers remit payments for goods or services to only one entity, and such transactions are recorded as related party transactions and reconciled monthly.

As of June 30, 2025, the QIND also had receivables of $66,816 related to bonus prepayments to board members. No such receivables were outstanding as of December 31, 2024.

The euro value of the receivables at June 30, 2025 was €1.8 million.